EXHIBIT 23

      ACCOUNTANT'S CONSENT TO INCORPORATE FINANCIAL STATEMENTS IN FORM S-8

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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCUNTANTS

We hereby consent to the incorporation by reference into the previously filed Registration Statement on Form S-8 (No. 333-112201) of BCB Bancorp, Inc. (the "Company") of our report dated February 2, 2004, included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

/s/ Radics & Co., LLC


Pine Brook, New Jersey
March 24, 2004